UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007
Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
Amended and Restated Bylaws

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 13, 2007, the Board of Directors of Double Eagle Petroleum Co. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”), effective March 13, 2007.
The Amended Bylaws modified Article V (Stock) of the prior Bylaws to permit the issuance of shares of the Company’s stock in uncertificated form. The amendments to the Restated Bylaws will permit direct or “book-entry” registration of shares of the Company’s stock and thereby facilitate the Company’s eligibility to participate in a direct registration system, or DRS.
Article V of the Amended Bylaws, as amended and restated in its entirety, reads as follows:
     Section 1. Certificates. (a) Shares of any or all of the corporation’s stock may be evidenced by certificates for shares of stock, in such form as the board of directors may from time to time prescribe, or may be issued in uncertificated form. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate. Except as expressly provided by law, there shall be no differences in the rights or obligations of stockholders based on whether or not their shares are represented by certificates.
     (b) To the extent that persons or entities hold stock certificates in the corporation, each certificate shall be signed in the name of the corporation by the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be consecutively numbered and shall be in such form consistent with law as shall be prescribed by the board of directors.
     Section 2. Record. A record shall be kept of the name of each person or other entity holding each share of stock issued by the corporation, the number of shares owned by such person or other entity, the date of initial ownership thereof, a designation of how many, if any, shares are held in each of certificated and uncertificated form, respectively, and, in the case of transfer of any shares to another person or entity, the date of transfer. The person or other entity in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the corporation.
     Section 3. Consideration For Shares. Shares shall be issued for such consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors. Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board. Such consideration may consist, in whole or in part, of cash, personal property, real property, leases of real property, services rendered, or promissory notes, and shall be paid in such form, in such manner and at such times as the directors may require.
     Section 4. Issuance Of Stock. The capital stock issued by the corporation must be non-assessable. It shall be deemed to be fully paid and nonassessable stock, if: (a) the entire amount of the consideration has been received by the corporation in the form or forms set forth in Section 3 of this Article V and if any part of the consideration is in the form of a promissory note or other obligation, such note or obligation has been satisfied in full; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in the form or forms set forth in Section 3 of this Article V and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares as described herein.

          The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. For any such partly paid shares, the corporation shall keep a record of the total amount of the consideration to be paid therefore, and the amount paid thereon. If the partly paid shares are represented by a certificate, the total amount to be paid and the amount previously paid thereon shall be set forth upon the back or the front of the certificate. Upon the declaration of any dividend upon partly paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
          The directors may from time to time demand payment, in respect of each share of stock not fully paid, of such sum of money as the necessities of the business may, in the judgment of the board of directors, require, not exceeding in the whole, the balance remaining unpaid on said stock, and such sum so demanded shall be paid to the corporation at such times and by such installments as the directors shall direct. The directors shall give written notice of the time and place of such payments, which notice shall be mailed to each holder or subscriber to his last known post office address at least thirty days before the time for such payment for stock which is not fully paid.
          The corporation may, but shall not be required to, issue fractions of a share. If it does not issue fractions of a share, it shall: (a) arrange for the disposition of fractional interests by those entitled thereto; (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (c) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A fractional share shall, but scrip or warrants shall not unless provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the board of directors may impose.
          The board of directors may, at any time and from time to time, if all of the shares of capital stock which the corporation is authorized by its articles of incorporation to issue have not been issued, subscribed for, or otherwise committed to be issued, issue or take subscriptions for additional shares of its capital stock up to the amount authorized in its articles of incorporation.
     Section 5. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.
     Section 6. Transfer Of Shares. Upon submission to the corporation or to a transfer agent of the corporation of an uncertificated or certificated share(s) of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue new share(s) of stock (whether in certificated or uncertificated form) to the person entitled thereto, cancel the old share(s) of stock, and record the transaction in the stock books; provided however, that the corporation shall not be required to effect the requested transfer if the corporation believes the requested transfer would be in violation of any applicable law, regulation, court order or other restriction of any nature.
     Section 7. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and the corporation shall be entitled to hold liable for calls and assessments a person registered on its books as the owner of shares, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the laws of the State of Maryland.

     Section 8. Transfer Agents, Registrars And Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Maryland. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.
Item 9.01. Financial Statements and Exhibits.
          Exhibit 3.2 Amended and Restated Bylaws of Double Eagle Petroleum Co.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.
Date: March 14, 2007	By:	/s/ Lonnie R. Brock
Lonnie R. Brock
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 3.2	Amended and Restated Bylaws of Double Eagle Petroleum Co.